SECURITIES AND EXCHANGE COMMISSION
           Washington, D.C. 20549


                     FORM 8-K
                  CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d)
   OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2010


             SCIENTIFIC INDUSTRIES, INC.
_________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	    000-6658        04-2217279
___________	  ____________	  __________________
(State or other   (Commission    (IRS Employer No.)
jurisdiction of    File Number)
incorporation)

                   70 Orville Drive
                Bohemia, New York 11716
__________________________________________________
   (Address of principal executive offices)


                   (631) 567-4700
__________________________________________________
Registrant's telephone number, including area code


                    Not Applicable
__________________________________________________
(Former name or former address,
if changed since last report)


ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


On January 20, 2010 the Company and Capital One, N.A. (the "Bank") agreed to the extension to January 3, 2011 (the "Maturity Date"), in the form of a restatement, of the Company's promissory note to the Bank. Funds advanced up to a maximum of $500,000 are to be repaid on the Maturity Date or earlier in the event of a default as defined in the note. Interest at the Bank's prime rate (3.25% at January 20, 2010) is payable monthly. Advances are to be made at the request of the Company at the sole discretion of the Bank. The personal properties of the Company and its subsidiaries constitute the collateral for repayment.

ITEM 9.01  Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibits

Exhibit No.            Exibit
___________            _____________________________
99.1                   Restated Promissory Note.




                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   SCIENTIFIC INDUSTRIES, INC.
                                   (Registrant)


Date:	January 20, 2010
			           By: /s/ Helena R. Santos

			           Helena R. Santos,
			           President and Chief Executive
 			           Officer